UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 1, 2008

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

Supertel Limited Partnership, a limited partnership 93% owned by Supertel Hospitality, Inc., entered into amendments of the following promissory notes to General Electric Capital Corporation in order to convert the interest rates on the notes effective May 1, 2008 from a variable to fixed rate:

•

Promissory Note dated August 18, 2006 in the original principal amount of $17,850,000 with a maturity date of September 1, 2016, and issued in connection with the acquisition of six Savannah Suites hotels (the “SS1 Note”);

•

Promissory Note dated January 5, 2007 in the original principal amount of $15,600,000 with a maturity date of February 1, 2017, and issued in connection with the acquisition of five hotels from Motels of America (the “MOA Note”);

•

Promissory Note dated February 6, 2007 in the original principal amount of $3,445,000 with a maturity date of March 1, 2017, and issued in connection with the acquisition of one Savannah Suites hotel (the “SS2 Note”); and

•

Promissory Note dated May 16, 2007 in the original principal amount of $27,755,000 with a maturity date of June 1, 2017, and issued in connection with the acquisition of fifteen Masters Inn hotels (the “MI Note”).

Pursuant to the amendments, the SS1 Note, MOA Note and SS2 Note will bear interest from May 1, 2008 until the maturity date at 5.67%, while the MI Note will bear interest from May 1, 2008 until the maturity date at 6.19%. As amended, the notes will require monthly interest and principal (based on the remaining term of a twenty year amortization schedule) payments through the maturity date. The entire balance of unpaid interest and principal will be due and payable on the maturity date. The description of the amendments to the notes is qualified in its entirety by the amendments filed with this report as Exhibits 10.1 through 10.4 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
10.1	Amendment No. 1 to the Promissory Note dated August 18, 2006
10.2	Amendment No. 1 to the Promissory Note dated January 5, 2007
10.3	Amendment No. 1 to the Promissory Note dated February 6, 2007
10.4	Amendment No. 1 to the Promissory Note dated May 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: May 7, 2008	By: /s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description	Page. No.
10.1	Amendment No. 1 to the Promissory Note dated August 18, 2006
10.2	Amendment No. 1 to the Promissory Note dated January 5, 2007
10.3	Amendment No. 1 to the Promissory Note dated February 6, 2007
10.4	Amendment No. 1 to the Promissory Note dated May 16, 2007